UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               February 28, 2006

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction               (Commission                           (IRS Employer
       of Incorporation)                           File Number)                          Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 28, 2006, Inspire Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005 and providing financial guidance for 2006. The press release issued in connection with such announcement is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the accompanying exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

No. Description

99.1 Press Release of the Company dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By: /s/ Christy L. Shaffer
Christy L. Shaffer,
President and Chief Executive Officer

Dated: March 1, 2006

EXHIBIT INDEX

No. Description

99.1 Press Release of the Company dated February 28, 2006.